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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 11, 2003



COMMISSION      EXACT NAME OF REGISTRANT AS               I.R.S. EMPLOYER
FILE NUMBER     SPECIFIED IN ITS CHARTER                  IDENTIFICATION NO.
-----------     ------------------------                  ------------------

1-7310          MICHIGAN CONSOLIDATED GAS COMPANY
                (A MICHIGAN CORPORATION)                  38-0478040
                2000 2ND AVENUE
                DETROIT, MICHIGAN 48226-1279
                313-235-8000





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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

           Michigan Consolidated Gas Company's 2002 Consolidated Statement of Operations (Preliminary/Unaudited) is filed as Exhibit 99-1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 12, 2003.           MICHIGAN CONSOLIDATED GAS COMPANY
                                              (Registrant)



                                        By:  James F. Tompkins
                                             -------------------------
                                        Its: Assistant Treasurer
                                             -------------------------

                                       2
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                                    EXHIBITS

99-1 Michigan Consolidated Gas Company 2002 Preliminary/Unaudited Consolidated Statement of Operations.